SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                               ___________________
                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): DECEMBER 30, 2002
                                                         -----------------


                              TASTY BAKING COMPANY
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        PENNSYLVANIA                    1-5084                 23-1145880
---------------------------------     ------------      ------------------------
 (State or Other Jurisdiction of      (Commission           (I.R.S. Employer
 Incorporation or Organization)       File Number)        Identification No.)



2801 HUNTING PARK AVENUE, PHILADELPHIA, PENNSYLVANIA              19129
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(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (215) 221-8500
       --------------------------------------------------



                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE
------------------------------------------------

     On December 30, 2002, Tasty Baking Company (the "Company") issued a press release announcing that Carl S. Watts retired from the Company's Board of Directors effective December 28, 2002. Mr. Watts will continue to be paid through April 30, 2004 under the terms of a new personal leave agreement. The Company also announced the departure from the Company of W. Dan Nagle, Vice President, Route Operations, Gary G. Kyle, Vice President, Marketing and National Sales, and Mark M. Johnson, Vice President, Human Resources, effective December 28, 2002. The costs associated with Mr. Watts' Personal Leave Agreement and the arrangements with Messrs. Nagle, Kyle and Johnson will result in a restructuring charge in the fourth quarter of 2002.

     In addition, the Company announced that it had decided in the fourth quarter of 2002 to close all of its remaining thrift store locations.

     The Company anticipates taking a pre-tax charge against fourth quarter results of approximately $4.2 to $4.75 million relating to the closure of the thrift stores and the arrangements with Mr. Watts and the senior executives.

     The Company also provided guidance with regard to an anticipated operating loss in the fourth quarter of 2002, and an anticipated additional pension expense in the range of $3.6 to $4.0 million, pre-tax, resulting from the Company's method of immediately recording gains or losses outside of the pension corridor.

     For additional information reference is made to the Company's press release dated December 30, 2002, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (a)  Not applicable


     (b)  Not applicable


     (c)  The following exhibit is filed herewith:


          Exhibit 99.1          Press Release dated December 30, 2002

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TASTY BAKING COMPANY
                                        -----------------------------
                                        (Registrant)


     Date:  December 30, 2002            By: /s/ John M. Pettine
                                             -----------------------------------
                                             John M. Pettine
                                             Executive Vice President and Chief
                                             Financial Officer

                                  EXHIBIT INDEX


         EXHIBIT NO.                    DESCRIPTION
         ----------                     -----------

           99.1                         Press Release dated December 30, 2002